Exhibit 10.1
SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT
     THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) dated as of June 30, 2007, by and between: MERCANTILE BANCORP, INC., a Delaware corporation (“Borrower”); and U.S. BANK NATIONAL ASSOCIATION, formerly known as Firstar Bank, N.A., a national banking association, the successor by merger to Mercantile Bank National Association (“Lender”); has reference to the following facts and circumstances (the “Recitals”):
     A. Borrower and lender executed the Third Amended and Restated Loan Agreement dated as of November 10, 2006 (as amended, the “Agreement”; all capitalized terms herein not otherwise defined shall have the same meanings as ascribed to them in the Agreement).
     B. The Agreement was previously amended as described in the First Amendment to Third Amended and Restated Loan Agreement dated as of March 20, 2007; Borrower desires to further amend the terms of the Agreement and to amend the Revolving Note to reduce Lender’s Revolving Loan Commitment and to extend the Revolving Credit Period in the manner set forth herein; and Lender is willing to agree to said amendments on the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:
     1. Recitals. The Recitals are true and correct, and, with the defined terms set forth herein, are incorporated by this reference.
     2. Amendment to Agreement. The Agreement is amended as follows:
(a) Recital C on page 1 of the Agreement is deleted and replaced with the following:
     “C. Borrower and Lender desire to amend and restate the Original Loan Agreement to, among other things, provide for a revolving credit facility in the aggregate amount of up to $8,000,000, and to allow for a new term loan in the original principal amount of $15,000,000 upon, and subject to, the terms, provisions and conditions hereinafter set forth.”
(b) The definition of “Lender’s Revolving Loan Commitment” in Section 1 of the Agreement is deleted and replaced with the following:
     “Lender’s Revolving Loan Commitment shall mean up to Eight Million Dollars ($8,000,000.00).”
(c) The definition of “Revolving Credit Period” in Section 1 of the Agreement is deleted and replaced with the following:
     “Revolving Credit Period shall mean the period commencing on the date of this Agreement and ending June 30, 2008.”
     3. Amendment to Revolving Note. The Revolving Note is amended as follows:
(a) The reference to “$15,000,000.00” at the top of page 1 of the Revolving Note is deleted and replaced with “$8,000,000.00.”

(b) The references to “Fifteen Million Dollars ($15,000,000.00)” in the first paragraph on page 1 of the Revolving Note are deleted and replaced with “Eight Million Dollars ($8,000,000.00).”
     4. Continuing Security. The Agreement and the Revolving Note, as hereby amended, and the other Notes, are and shall continue to be, guarantied and/or secured by Borrower Pledge and the Subsidiary Pledge, and any reference to the Agreement and the Revolving Note in Borrower Pledge and the Subsidiary Pledge shall hereafter be deemed to include the Agreement and the Revolving Note as hereby amended.
     5. Binding Obligations. The Agreement, Notes, and the other Transaction Documents, are, and shall remain, the binding obligations of Borrower and/or Royal Palm, and all of the provisions, terms, stipulations, conditions, covenants and powers contained therein shall stand and remain in full force and effect, except only as the same are herein and hereby expressly and specifically varied or amended, and the same are hereby ratified and confirmed, and Lender reserves unto itself all rights and privileges granted thereunder.
     6. Representations and Warranties. Borrower hereby represents and warrants to Lender that:
(a) the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action on the part of Borrower and require no consent of, action by or in respect of or filing, recording or registration with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;
(b) the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate or Articles of Incorporation or By-Laws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality authority, agency or official or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property or assets is bound or to which Borrower or any of its Property or assets is subject;
(c) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(d) all of the representations and warranties made by Borrower and/or any other Obligor in the Agreement and/or in any other Transaction Document are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date) (and for purposes of this subparagraph (d), the representations and warranties made by Borrower in Section 4.04 of the Agreement shall be deemed to refer to the most recent financial statements of Borrower delivered to the Lender pursuant to Section 5.03 of the Agreement); and

(e) as of the date of this Amendment and after giving effect to this Amendment, no Default or Event of Default under or within the meaning of the Agreement has occurred and is continuing.
     7. Inconsistency. In the event of any inconsistency or conflict between this Amendment and the Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.
     8. Expenses. Borrower agrees to pay all expenses incurred by Lender in connection with this Amendment, including, but not limited to, Lender’s legal fees. Said sums are payable on-demand and are secured by Borrower Pledge and the Subsidiary Pledge.
     9. Release. Borrower hereby releases Lender and its successors, assigns, directors, officers, agents, employees, representatives and attorneys from any and all claims, demands, causes of action, liabilities or damages, whether now existing or hereafter arising or contingent or noncontingent, or actions in law or equity of any type or matter, relating to or in connection with any statements, agreements, action or inaction on the part of Lender occurring at any time prior to the execution of this Amendment, with respect to Borrower, the Agreement, Notes, and all other Transaction Documents.
     10. Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Missouri.
     11. Notice Required by Section 432.047 R.S. Mo. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.
     12. Closing Conditions. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until Lender shall have received the following, all in form and substance acceptable to Lender:
(a) this Amendment, duly executed by Borrower;
(b) the Borrowing Resolutions of Board of Directors, duly executed by the Secretary of Borrower;
(c) Certificates of Good Standing for Borrower, issued by the Secretary of State of the State of Delaware and by the Secretary of State of the State of Illinois (or other evidence of good standing acceptable to Lender); and
(d) such other documents and information as Lender may reasonably require.
     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.
(SIGNATURES ON FOLLOWING PAGE)

SIGNATURE PAGE-
SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

Borrower: MERCANTILE BANCORP, INC
By:	/s/ Ted T. Awerkamp
Ted T. Awerkamp, President & CEO

Lender: U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Jaycee D. Greene
JAYCEE D. GREENE, Vice President